                  DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS

                      Delaware Limited-Term Government Fund
                                  (the "Fund")

          Supplement to the Fund's Statement of Additional Information
                              dated April 30, 2007

On August  16,  2007,  the Board of  Trustees  of  Delaware  Group  Limited-Term
Government Funds  unanimously  voted to approve changes to the Fund's investment strategies  and  policies  to: (1) broaden the Fund`s  investment  authority  to invest in swaps with  maturities  of up to 10 years;  and (2) permit the Fund to invest without restriction in loan participations.

All new or revised  investment  authority is effective 60 days after the date of this Supplement.

The following  information  about  Interest Rate and Index Swaps is added to the section entitled "Investment Strategies and Risks":

Interest Rate and Index Swaps
The Fund may invest in interest  rate and index  swaps to the extent  consistent with its investment objective and strategies. The Fund will only invest in swaps in which all the reference  rates are related to or derived from  instruments or markets in which the Fund is  otherwise  eligible to invest,  and subject to the investment  limitations on the instruments to which the purchased reference rate relates.

Swaps are  agreements  to exchange  payment  streams  over a period of time with another  party,  called  a  counterparty.  Each  payment  stream  is  based on a specified  rate,  which could be a fixed or variable  interest rate, the rate of return  on an index or some  other  reference  rate.  The  payment  streams  are calculated  with  reference  to a  hypothetical  principal  amount,  called  the notional principal or the notional amount. For example, in an interest rate swap one  party  may  agree to pay a fixed  interest  rate to a  counterparty  and to receive in return  variable  interest rate payments from the  counterparty.  The amount that each party pays is calculated by multiplying  the fixed and variable rates,  respectively,  by the notional  amount.  The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction;  it is used only to calculate the value of the payment streams.

When two counterparties each wish to swap interest rate payments, they typically each enter into a separate  interest  rate swap  contract  with a  broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly.  The  broker/dealer  intermediary enters  into  numerous  transactions  of this sort,  and  attempts to manage its portfolio  of  swaps  so as  to  match  and  offset  its  payment  receipts  and obligations.

The typical minimum notional amount is $5 million.  Variable  interest rates are usually set by reference to the London  Inter-Bank  Offered Rate ("LIBOR").  The
typical  maximum term of an interest rate swap  agreement  ranges from one to 12 years.  Index swaps tend to be shorter term,  often for one year.  The Fund will not invest in swaps with maturities of more than 10 years.

The Fund may also engage in index swaps,  also called total return swaps.  In an index swap, the Fund may enter into a contract with a counterparty  in which the counterparty  will make payments to the Fund based on the positive returns of an index,  such as a  corporate  bond  index,  in return for the Fund paying to the counterparty  a fixed  or  variable  interest  rate,  as well as  paying  to the counterparty  any  negative  returns  on the  index.  In a  sense,  the  Fund is purchasing  exposure  to an index in the  amount of the  notional  principal  in return for making  interest  rate  payments on the notional  principal.  As with interest rate swaps,  the notional  principal does not actually  change hands at any point in the transaction.  The  counterparty,  typically an investment bank, manages  its  obligations  to make  total  return  payments  by  maintaining  an inventory of the fixed income securities that are included in the index.

Swap transactions  provide several benefits to the Fund. Interest rate swaps may be used as a  duration  management  tool.  Duration  is a  measure  of a  bond's interest-rate sensitivity,  expressed in terms of years because it is related to the length of time  remaining  on the life of a bond.  In general,  the longer a bond's  duration,  the more  sensitive  the  bond's  price will be to changes in interest rates.  The average duration of the Fund is the weighted average of the durations of the Fund's fixed income securities.

If the Fund wished to shorten the duration of certain of its assets, longer term assets could be sold and shorter term assets  acquired,  but these  transactions have potential tax and return  differential  consequences.  By using an interest rate swap,  the Fund could agree to make  semi-annual  fixed rate  payments  and receive semi-annual  floating rate LIBOR payments adjusted every six months. The duration  of the  floating  rate  payments  received by the Fund will now be six months.  In effect,  the Fund has reduced the  duration of the  notional  amount invested from a longer term to six months over the life of the swap agreement.

The Fund may also use swaps to gain exposure to specific  markets.  For example, suppose bond dealers  have  particularly  low  inventories  of corporate  bonds, making it  difficult  for a fixed  income fund to increase  its  exposure to the corporate  bond segment of the market.  It is generally not possible to purchase exchange-traded  options on a  corporate  bond index.  The Fund could  replicate exposure to the corporate bond market,  however, by engaging in an index swap in which the Fund gains  exposure to a corporate  bond index in return for paying a
LIBOR-based floating interest rate.

Other uses of swaps could help permit the Fund to preserve a return or spread on a particular  investment  or portion of its  portfolio or to protect  against an increase in the price of securities the Fund  anticipates  purchasing at a later date.  Interest rate swaps may also be  considered as a substitute  for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.

The  primary  risk  of  swap  transactions  is  the   creditworthiness   of  the
counterparty,  since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream. This risk is often  referred  to as  counterparty  risk.  If there is a default  by a counterparty in a swap transaction,  the Fund's potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period
(if any - the Fund could be in a net payment position),  not the entire notional amount, which does not change hands in a swap transaction.  Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the  transaction.  The Fund will have contractual  remedies  pursuant to the swap agreement but, as with any contractual  remedy,  there is no guarantee that the Fund would be successful in pursuing them-- the counterparty may be judgment proof due to  insolvency,  for  example.  The Fund thus assumes the risk that it will be delayed or prevented  from  obtaining  payments owed to it. The standard industry  swap  agreements  do,  however,  permit the Fund to  terminate  a swap agreement  (and thus  avoid  making  additional  payments)  in the event  that a counterparty fails to make a timely payment to the Fund.

In response to this counterparty risk, several securities firms have established separately capitalized subsidiaries that have a higher credit rating, permitting them to enter into swap transactions as a dealer. The Fund will not be permitted to enter into any swap  transaction  unless,  at the time of entering  into such transaction,  the unsecured long-term debt of the actual counterparty,  combined with any  credit  enhancements,  is rated  at  least A by S&P or  Moody's  or is determined to be of equivalent credit quality by the Manager.  In addition,  the
Manager will closely monitor the ongoing creditworthiness of swap counterparties in order to minimize the risk of swaps.

In addition to  counterparty  risk, the use of swaps also involves risks similar to those  associated  with  ordinary  portfolio  security  transactions.  If the portfolio  manager  is  incorrect  in his or her  forecast  of market  values or interest rates, the investment  performance of the Fund which has entered into a swap  transaction  could  be less  favorable  than it  would  have  been if this investment technique were not used. It is important to note, however, that there is no upper limit on the amount the Fund might  theoretically be required to pay in a swap transaction.

In order to ensure  that the Fund will only engage in swap  transactions  to the extent consistent with its investment  objectives and strategies,  the Fund will only engage in a swap transaction if all of the reference rates used in the swap are  related to or derived  from  securities,  instruments  or markets  that are otherwise eligible investments for the Fund. Similarly,  the extent to which the
Fund may invest in a swap, as measured by the notional  amount,  will be subject to the same  limitations  as the  eligible  investments  to which the  purchased reference rate relates.

The Fund will,  consistent with industry practice,  segregate and mark-to-market daily cash or other  liquid  assets  having an  aggregate  market value at least equal to the net amount of the excess, if any, of the Fund's payment obligations over its entitled  payments  with respect to each swap  contract.  To the extent that the Fund is obligated by a swap to pay a fixed or variable  interest  rate, the  Fund  may  segregate  securities  that  are  expected  to  generate  income sufficient to meet the Fund's net payment obligations.  For example, if the Fund holds  interest  rate swaps and is required to make  payments  based on variable interest rates, it will have to make increased  payments if interest rates rise, which will not  necessarily be offset by the fixed-rate  payments it is entitled to receive under the swap agreement.

There is not a well developed secondary market for interest rate or index swaps.
Most interest rate swaps are nonetheless  relatively  liquid because they can be sold back to the counterparty/dealer relatively quickly at a determinable price.
Many index swaps,  on the other hand, are considered to be illiquid  because the counterparty/dealer  will  typically  not  unwind  an  index  swap  prior to its termination  (and,  not  surprisingly,  index  swaps  tend to have much  shorter terms). The Fund may therefore treat all swaps as subject to their limitation on illiquid investments.  For purposes of calculating these percentage limitations, the Fund will refer to the notional amount of the swap.

Swaps will be priced  using fair value  pricing.  The income  provided by a swap should be  qualifying  income for purposes of  Subchapter  M of the Code.  Swaps should not  otherwise  result in any  significant  diversification  or valuation issues under Subchapter M.

The following  information about Loans and Other Direct Indebtedness is added to the section entitled "Investment Strategies and Risks":

Loans and Other Direct Indebtedness
The Fund may purchase loans and other direct indebtedness. In purchasing a loan, the  Fund  acquires  some  or all of the  interest  of a bank or  other  lending institution in a loan to a corporate, governmental, or other borrower. Many such loans are secured,  although some may be unsecured. Such loans may be in default at the time of  purchase.  Loans  that are  fully  secured  offer  the Fund more protection  than an  unsecured  loan in the event of  non-payment  of  scheduled interest or principal.  However,  there is no assurance that the  liquidation of
collateral   from  a  secured  loan  would  satisfy  the  corporate   borrower's
obligation,  or that the  collateral  can be  liquidated.  These  loans are made generally to finance internal growth, mergers, acquisitions,  stock repurchases, leveraged  buy-outs,  and other corporate  activities.  Such loans are typically made by a syndicate of lending  institutions,  represented  by an agent  lending institution  that has negotiated and structured the loan and is responsible  for collecting interest,  principal,  and other amounts due on its own behalf and on behalf of the others in the  syndicate,  and for  enforcing  its and their other rights  against the borrower.  Alternatively,  such loans may be structured as a novation,  pursuant  to which the Fund  would  assume  all of the  rights of the lending  institution in a loan or as an  assignment,  pursuant to which the Fund would  purchase  an  assignment  of a portion of a lender's  interest  in a loan either directly from the lender or through an intermediary.

The Fund may also  purchase  trade or  other  claims  against  companies,  which generally  represent  money  owned  by the  company  to a  supplier  of goods or services.  These  claims may also be  purchased at a time when the company is in default.

Certain of the loans and the other direct indebtedness  acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional  cash on a certain date or on demand.  These commitments  may require the Fund to increase its  investment  in a company at a time when that Fund might not  otherwise  decide to do so  (including  at a time when the company's  financial condition makes it unlikely that such amounts will be  repaid).  To the extent  that the Fund is  committed  to advance  additional funds,  it will at all times hold and maintain in a  segregated  account cash or other  high  grade  debt  obligations  in an  amount  sufficient  to  meet  such commitments.  The Fund's ability to receive payment of principal,  interest, and other amounts due in connection with these  investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness that the Fund will purchase,  the investment manager will rely upon its own (and not the  original  lending  institution's)  credit  analysis of the borrower.  As the Fund may be required to rely upon another lending  institution to collect and pass onto the Fund  amounts  payable with respect to the loan and to enforce the Fund's  rights under the loan and other direct  indebtedness,  an insolvency,  bankruptcy,  or reorganization of the lending institution may delay or prevent the Fund from  receiving such amounts.  In such cases,  the Fund will evaluate as well the  creditworthiness of the lending institution and will treat both the  borrower  and the lending  institution  as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the  diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct  indebtedness may make such loans and other direct indebtedness especially  vulnerable  to adverse  changes in  economic  or market  conditions.
Investments in such loans and other direct  indebtedness may involve  additional risk to the Fund.

                Please keep this Supplement for future reference.

This Supplement is dated August 24, 2007.

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